SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549


                          FORM 8-K


                   CURRENT REPORT PURSUANT
                TO SECTION 13 or 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported):   December
                          12, 2002


              RYAN'S FAMILY STEAK HOUSES, INC.
   (Exact name of registrant as specified in its charter)

               Commission File Number 0-10943

South Carolina                          57-0657895
State or other jurisdiction of (IRS Employer Identification
incorporation                      No.)


                405 Lancaster Avenue (29650)
                     Post Office Box 100
                         Greer, SC 29652
     (Address of principal executive offices)  (Zip Code)


 Registrant's telephone number (including area code):  (864)
                          879-1000


                       Not Applicable
    (Former name or former address, if changed since last
                           report)


Item 5.  Other Events

     As disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended October 2, 2002, a lawsuit was filed on November 12, 2002, in the United States District Court, Middle District of Tennessee, Nashville Division, on behalf of three plaintiffs alleging various violations by the Company of the Fair Labor Standards Act of 1938. The Company intends to vigorously defend this lawsuit and has retained the firms of Nexsen Pruet Jacobs & Pollard, LLC (Greenville, SC) and Constangy, Brooks & Smith, LLC (Nashville, TN and Washington, DC) to serve as co-lead counsel for the Company. Any potential financial impact to the Company cannot be determined at this time.




                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         RYAN'S FAMILY STEAK HOUSES, INC.



                         _____________________________
                         Janet J. Gleitz
                         Corporate Secretary


Date:  December 12, 2002